FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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PETROLEUM & RESOURCES CORPORATION
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Petroleum & Resources Corporation
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

 CORRESP

INVESTING IN RESOURCES FOR THE FUTURE™

ANNUAL REPORT 2010

Petroleum & Resources Corporation®

INVESTING IN RESOURCES FOR THE FUTURETM

ANNUAL REPORT 2010

Petroleum & Resources Corporation

2010 AT A GLANCE

THE CORPORATION

•	a closed-end equity investment company emphasizing energy and resources stocks
•	objectives: preservation of capital

reasonable income

opportunity for capital gain

•	internally-managed
•	low turnover

STOCK DATA (12/31/10)

NYSE Symbol.............PEO
Market Price...............$27.01
52-Week Range..........$19.90–$27.03
Discount......................12.1%
Shares Outstanding......24,789,698

SUMMARY FINANCIAL INFORMATION

	Year Ended December 31,
	2010	2009
Net asset value per share	$30.73	$26.75
Total net assets	761,735,503	650,718,323
Unrealized appreciation	352,104,389	253,661,346
Net investment income	8,486,334	6,706,626
Net realized gain	22,810,200	24,709,496
Total return (based on market price)	19.6%	30.3%
Total return (based on net asset value)	20.8%	26.7%
Ratio of expenses to average net assets	0.64%	0.96%
Annual rate of distribution	5.5%	6.6%

2010 DIVIDENDS AND DISTRIBUTIONS

Paid	Amount (per share)	Type
March 1, 2010	$0.02	Long-term capital gain
March 1, 2010	0.05	Short-term capital gain
March 1, 2010	0.03	Investment income
June 1, 2010	0.10	Investment income
September 1, 2010	0.10	Investment income
December 27, 2010	0.74	Long-term capital gain
December 27, 2010	0.14	Short-term capital gain
December 27, 2010	0.09	Investment income

	$1.27

2011 ANNUAL MEETING OF STOCKHOLDERS

Location: Hotel Monaco, Baltimore, Maryland

Date: March 22, 2011

Time: 10:00 a.m.

PORTFOLIO REVIEW

December 31, 2010

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$96,038,002	12.6%
Chevron Corp.	85,775,000	11.3
Schlumberger Ltd.	39,662,500	5.2
Occidental Petroleum Corp.	38,621,970	5.1
Freeport-McMoRan Copper & Gold Inc.	29,722,275	3.9
ConocoPhillips	23,835,000	3.1
Royal Dutch Shell plc (Class A) ADR	21,815,824	2.9
Apache Corp.	20,865,250	2.7
Noble Energy, Inc.	20,659,200	2.7
Dow Chemical Co.	20,484,000	2.7

Total	$397,479,021	52.2%

SECTOR WEIGHTINGS

LETTER TO STOCKHOLDERS

Douglas G. Ober,

Chairman, President and Chief

Executive Officer

The world economy experienced a significant recovery in 2010. Global growth approaching 5% provided the backdrop for a notable increase in the demand for energy and other commodities. Our successful stock selection in energy and materials yielded a 20.8% total return, a strong performance compared to relevant indices.

Performance Comparisons	1 Year	3 Year *	5 Year *
Petroleum & Resources NAV	20.8%	-2.7%	6.9%
Dow Jones U.S. Oil and Gas Index	19.7%	-3.4%	8.3%
Dow Jones U.S. Basic Materials Index	31.7%	2.4%	10.9%
Lipper Global Natural Resources Funds Index	17.7%	-4.5%	7.5%
S&P 500 Index	15.1%	-2.9%	2.3%
*	Annualized

The Fund’s portfolio subsectors experienced exceptional returns, with our Basic Materials holdings jumping 44.6% compared to a 31.7% increase in the Dow Jones U.S. Basic Material Index. Likewise, the performance of our holdings in the Integrated Oil & Gas and Exploration & Production subsectors surpassed their respective subsectors in the Dow Jones U.S. Oil and Gas Index. The primary area of underperformance was in our holdings in the Services subsector, and more specifically in offshore drilling companies. Prior to the BP oil disaster in April, the Gulf of Mexico was the largest domestic source of oil and gas production and reserves, and the portfolio benefitted from investing in the deepwater companies, especially in 2009. However, the heavy exposure to that sector at the time of the accident negatively impacted the otherwise exceptional returns in the portfolio this year. After in-depth analysis, we chose to restructure the portfolio to reflect our view that the domestic offshore drilling business will continue to be weak. The Fund is underweighted in that sector now and we have skewed our investments towards the equipment and services providers.

2010 IN REVIEW

Crude oil prices began 2010 at $82 per barrel (West Texas Intermediate pricing), double the levels of early 2009. Cold weather, the weak U.S. dollar and anticipation of an economic recovery provided early price strength. However, high unemployment, the double-dip recession scare, and European sovereign debt issues dampened expectations of a sustained recovery, briefly forcing oil prices down to $63 per barrel in late May. That decline was brief, however, as the weak dollar, quantitative easing, and surprisingly strong demand for oil drove prices above $90 per barrel by year-end. 2010 turned out to be much stronger in terms of oil consumption than initially anticipated. Developing countries, led by China, India, the Middle East and Latin America, were the main contributors, delivering more than 75% of the total oil demand growth. At the same time, consumption in developed countries turned positive after four consecutive years of negative growth, driven primarily by an improvement in U.S. demand. Massive governmental stimulus plans and faster than expected recovery in the world economy drove the rebound in consumption. 2010 saw the second strongest worldwide demand growth in the past 30 years and the second highest average annual price of $79 domestically. Although inventories declined during the year, oil markets remained well supplied by OPEC countries, by growth in non-conventional oil supply in the United States, and by a significant increase in Russian production.

In contrast to the strong oil market, natural gas prices were challenged through 2010, tumbling 27% from the beginning of the year. Excessive natural gas supply and depressed prices weighed heavily on the energy complex. Natural gas assets were attractive to acquirers, as demonstrated by ExxonMobil’s acquisition of XTO completed during the year. Gas acquisitions by U.S. companies and the increased interest by foreign investors contrasted sharply with short-term fundamentals. Foreign dollars, joint ventures and gas hedges provided financing for development of shale gas fields while the need to drill to hold acreage positions supported drilling decisions, despite low prices. Hydraulic fracturing and horizontal drilling techniques have revolutionized the natural gas markets and allowed producers to access natural gas (and in some cases crude oil) trapped in shales, exacerbating the glut of gas. Even a 5% increase in gas demand, fueled by frigid winter temperatures and the sweltering summer heat, could not match the supply headwind. Prices struggled throughout the year, averaging $4.57 per thousand cubic feet (mcf), and closed the year at $4.23 per mcf.

As with natural gas, thermal coal pricing was influenced by weather and the industrial recovery. But unlike gas, inventories were worked down and the supply/demand balance supported higher prices. Metallurgical coal, mainly

LETTER TO STOCKHOLDERS (CONTINUED)

used in steel production, participated as China and India continued to experience strong economic growth. Currently accounting for over 65% of global coal consumption, Asia is supply constrained. The scarcity of coal in relation to the growing needs of the Pacific markets led to improvement in U.S. coal exports and pricing. Flooding late in the year in Australia exacerbated market imbalances.

Against the backdrop of low interest rates and recovering demand, the Basic Materials sector thrived. A confluence of weather and economic trends impacted this diverse segment. Hot, dry summer weather led to tightness in agricultural markets. Sustained emerging market demand, limited production growth and declining inventory levels supported industrial metals pricing. Domestically, the dramatic turnaround from depressed 2009 levels in several key markets, especially the automotive industry, led to sharply higher consumption and profitability in chemicals and materials. At the same time, inexpensive natural gas drove feedstock costs down, benefitting U.S. manufacturers.

Spills and mine accidents, however, focused attention on the dangers of exploring for and developing natural resources. The tragic loss of life at the West Virginia Upper Big Branch coal mine explosion was quickly followed by additional lives lost and environmental damage in the Gulf of Mexico from BP’s Macondo well. While the outcome of the copper mine explosion in Chile had the dramatic result of miners being freed, the ever present risk in resources development weighs heavily on the future of these industries. For now, deepwater development in the U.S. is severely restricted. Multiple regulatory hurdles remain to be navigated before new deepwater permits can be issued. Additional regulation may be imminent to address the human, economic and environmental risks highlighted by these accidents and the perceived risks from drilling fluids.

INVESTMENT RESULTS

Net assets of the Corporation on December 31, 2010 were $761,735,503 or $30.73 per share on 24,789,698 shares outstanding. This compares with $650,718,323 or $26.75 per share on 24,327,307 shares outstanding a year earlier.

Net investment income for 2010 was $8,486,334 compared to $6,706,626 for 2009. These earnings are equivalent to $0.35 and $0.28 per share, respectively, on the average number of shares outstanding throughout each year. Our expense ratio (expenses to average net assets) for 2010 was 0.64%.

Net realized gains amounted to $22,810,200 during the year, while the unrealized appreciation on investments increased from $253,661,346 at December 31, 2009 to $352,104,389 at the end of 2010.

DIVIDENDS AND DISTRIBUTIONS

Total dividends and distributions paid in 2010 were $1.27 per share, compared to $1.40 in 2009. The table on page 18 shows the history of our dividends and distributions over the past fifteen years, including the annual rate of distribution as a percentage of the average daily market price of the Corporation’s Common Stock. In 2010, the annual rate of distribution to stockholders was 5.5% compared to 6.6% in 2009. As announced on November 11, 2010, a year-end distribution of $0.97 per share, consisting of investment income of $0.09 and capital gains of $0.88 was made on December 27, 2010, both realized and taxable in 2010. On January 13, 2011, an additional distribution of $0.10 per share was declared to stockholders of record February 11, 2011, payable March 1, 2011, representing undistributed net investment income and capital gains earned in 2010 and an initial distribution from 2011 net investment income, all taxable to stockholders in 2011.

OUTLOOK FOR 2011

Pricing strength early in 2011 carried over from the close of 2010. Global weather and evidence of a sustained economic recovery are providing near term support. We see most commodity prices moving higher in 2011 as global growth exceeding 4% is projected. Importantly, much of this growth will continue to come from the commodity-intensive emerging markets. China, India and the Middle East should experience growth of at least 8%. The pace and pattern of this growth shape the commodities markets landscape since physical fundamentals in many commodities markets are tight. While we are positive on demand and prices, actions by the developing countries to moderate growth or inflation, lingering sovereign debt issues, and the termination of economic stimuli may result in significant swings in prices. The world’s resource landscape will also be shaped by climate change action, regulations and public policy, access to capital and industry consolidation.

LETTER TO STOCKHOLDERS (CONTINUED)

Supply is a key determinant of oil prices. Calls for OPEC to increase production by the second half of the year reflect both demand and limited non-OPEC production growth. Declines in production in the North Sea, Mexico and Asia are only partially offset by increasing production from Brazil, Canadian tar sands and U.S. oil shale. Conflicting market assessments by key forecasters frame current supply/demand uncertainty. While the International Energy Agency (IEA) is anticipating demand totaling 87.7 million barrels per day (mb/d) in 2011, OPEC is using an 86.1 mb/d forecast. Recent comments from OPEC signal a belief that markets are well supplied and that speculation, outside their control, is returning, making OPEC reluctant to increase production. Prices may remain range bound between $75-$95 per barrel while markets assess these factors, but the risk currently appears to be toward higher oil prices if markets are not well supplied or if spare capacity appears limited. As demonstrated in 2008, spikes in oil prices can quickly curtail demand and derail a recovery. Oil prices within our anticipated range support increasing capital expenditures by companies and national governments. Anticipated spending programs focusing on international exploration and domestic onshore exploitation provide pricing power traction for service companies this year.

Natural gas entered 2011 fundamentally oversupplied with prices more than 25% below early 2010 levels. Many of the bearish forces we experienced in 2010 remain in place. Natural gas is mired in an over-supplied environment with high inventory levels and elevated production driven by high and efficient drilling activities. Capital discipline may return as hedges roll off and uneconomic drilling declines. Environmental regulations, if increased, may be one of the forces that limit rapid expansion, especially in shale production using hydraulic fracturing. Price weakness, despite robust demand, is expected to continue as we exit the winter. On the bullish side, coal prices are high, which may support coal-to-gas switching for power generation. Additionally, natural gas should have a quick supply response to any fall off in drilling. Longer term, a case can be made for increased industrial and power generation demand. While it may not be evidenced in 2011, production declines and increases in natural gas demand provide longer term potential.

Coal markets and pricing will reflect weather patterns and economic growth. Current macro themes and global weather point to a very robust market for the first part of the year. Rainy conditions in Australia are supporting metallurgical coal prices and market demand for U.S. exports of thermal coal is strong. Similarly, strong fundamentals characterize Basic Materials early in 2011. Coal and other resource demand will continue to thrive as long as economic growth is sustained, resulting in strong markets for the producers of these commodities.

The world economy is strengthening. Sustained emerging market demand growth coupled with limited production growth will provide strength as we move through the year. Low interest rates and monetary policy favoring growth in developed countries will also lend some support. The result is expected to be good for energy demand and global commodity prices, as long as they are kept in check. Fears are already evident that rising energy prices may choke off economic growth. While mindful of the impact price surges have on the world economy, we currently anticipate more gradual increases in prices with a muted demand effect. The portfolio delivered strong results in 2010 and we believe that we are well positioned to benefit from the anticipated global growth in 2011.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and Chief Executive Officer

January 28, 2011

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

Assets
Investments* at value:
Common stocks (cost $381,295,892)	$733,074,863
Short-term investments (cost $27,894,393)	27,894,393	$760,969,256

Cash		159,746
Receivables:
Investment securities sold		2,797,350
Dividends and interest		606,834
Prepaid expenses and other assets		431,728
Total Assets		764,964,914

Liabilities
Open written option contracts* at value (proceeds $575,360)		249,942
Accrued pension liabilities		1,936,532
Accrued expenses and other liabilities		1,042,937
Total Liabilities		3,229,411
Net Assets		$761,735,503

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 24,789,698 shares (includes 26,915 restricted shares, 8,800 nonvested or deferred restricted stock units, and 4,292 deferred stock units) (note 6)		$24,790
Additional capital surplus		410,583,881
Accumulated other comprehensive income (note 5)		(1,180,099)
Undistributed net investment income		(903,227)
Undistributed net realized gain on investments		1,105,769
Unrealized appreciation on investments		352,104,389
Net Assets Applicable to Common Stock		$761,735,503
Net Asset Value Per Share of Common Stock		$30.73

* See Schedule of Investments on page 15 and Schedule of Outstanding Written Option Contracts on page 17.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

Investment Income
Income:
Dividends	$12,461,350
Interest and other income	151,524
Total income	12,612,874
Expenses:
Investment research	1,438,071
Administration and operations	1,065,728
Directors’ fees	397,372
Reports and stockholder communications	254,608
Travel, training, and other office expenses	213,066
Investment data services	166,989
Transfer agent, registrar, and custodian	141,237
Audit and accounting services	113,435
Occupancy	103,592
Insurance	70,920
Legal services	37,834
Other	123,688
Total expenses	4,126,540
Net Investment Income	8,486,334
Change in Accumulated Other Comprehensive Income (note 5)	170,773

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	21,300,627
Net realized gain on written option contracts	1,509,573
Change in unrealized appreciation on securities	98,301,299
Change in unrealized appreciation on written option contracts	141,744
Net Gain on Investments	121,253,243
Change in Net Assets Resulting from Operations	$129,910,350

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2010	2009
From Operations:
Net investment income	$8,486,334	$6,706,626
Net realized gain on investments	22,810,200	24,709,496
Change in unrealized appreciation on investments	98,443,043	102,205,614
Change in accumulated other comprehensive income (note 5)	170,773	2,327,392
Increase in net assets resulting from operations	129,910,350	135,949,128

Distributions to Stockholders From:
Net investment income	(7,785,849)	(8,800,886)
Net realized gain from investment transactions	(23,106,077)	(24,485,239)
Decrease in net assets from distributions	(30,891,926)	(33,286,125)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	11,791,573	13,102,449
Cost of shares purchased (note 4)	—	(4,043,629)
Deferred compensation (notes 4, 6)	207,183	59,558
Increase in net assets from capital share transactions	11,998,756	9,118,378
Total Increase in Net Assets	111,017,180	111,781,381

Net Assets:
Beginning of year	650,718,323	538,936,942
End of year (including undistributed net investment income of $(903,227) and $(1,607,987), respectively)	$761,735,503	$650,718,323

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the “Corporation”) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed closed-end fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Corporation management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Corporation ultimately realizes upon sale of the securities.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — The Corporation’s investments are reported at fair value as defined under accounting principles generally accepted in the United States of America. Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

Various inputs are used to determine the fair value of the Corporation’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Corporation’s own assumptions, developed based on the best information available in the circumstances.

The Corporation’s investments at December 31, 2010 were classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$733,074,863	$—	$—	$733,074,863
Short-term investments	3,871,070	24,023,323	—	27,894,393
Total investments	$736,945,933	$24,023,323	$—	$760,969,256
Written options	$(249,942)	$—	$—	$(249,942)

There were no transfers into or from Level 1 or Level 2 during the year ended December 31, 2010.

2. FEDERAL INCOME TAXES

No federal income tax provision is required since the Corporation’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its stockholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of December 31, 2010, the identified cost of securities for federal income tax purposes was $409,190,285, and net unrealized appreciation aggregated $351,778,971, consisting of gross unrealized appreciation of $358,776,375 and gross unrealized depreciation of $(6,997,404).

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Corporation’s retirement plans and equity-based compensation. Differences that are permanent, while not material for the year ended December 31, 2010, are reclassified in the capital accounts of the Corporation’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Corporation during the years ended December 31, 2010 and December 31, 2009, were classified as ordinary income of $12,405,882 and $12,115,124, respectively, and as long-term capital gain of $18,495,973 and $21,135,289, respectively. The tax

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

basis of distributable earnings at December 31, 2010 was $840,619 of undistributed ordinary income and $1,005,714 of undistributed long-term capital gain.

3. INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2010 were $104,545,952 and $116,889,566, respectively.

The Corporation is subject to changes in the value of equity securities held (“equity price risk”) in the normal course of pursuing its investment objectives. The Corporation may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, illiquidity, and unfavorable equity price movements. The Corporation has mitigated counterparty credit and illiquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Corporation to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding option contracts as of December 31, 2010 can be found on page 17.

When the Corporation writes (purchases) an option, an amount equal to the premium received (paid) by the Corporation is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the year ended December 31, 2010 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2009	1,435	$153,916	812	$188,773
Options written	11,402	1,191,218	12,761	1,886,749
Options terminated in closing purchase transactions	(992)	(104,052)	(197)	(23,653)
Options expired	(5,706)	(562,728)	(10,578)	(1,462,874)
Options exercised	(3,488)	(382,266)	(2,147)	(309,723)
Options outstanding, December 31, 2010	2,651	$296,088	651	$279,272

4. CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2010, the Corporation issued 449,893 shares of its Common Stock at a price of $26.18 per share (the average market price on December 8, 2010) to stockholders of record on November 19, 2010 who elected to take stock in payment of the distribution from 2010 capital gain and investment income. During 2010, 547 shares were issued at a weighted average price of $24.43 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 28, 2009, the Corporation issued 580,521 shares of its Common Stock at a price of $22.54 per share (the average market price on December 9, 2009) to stockholders of record on November 20, 2009 who elected to take stock in payment of the distribution from 2009 capital gain and investment income. During 2009, 896 shares were issued at a weighted average price of $19.45 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in Common Stock for 2010 and 2009 were as follows:

	Shares		Amount
	2010	2009	2010	2009
Shares issued in payment of dividends	450,440	581,417	$11,791,573	$13,102,449
Shares purchased (at a weighted average discount from net asset value of 11.9%)	—	(215,835)	—	(4,043,629)
Net activity under the 2005 Equity Incentive Compensation Plan	11,951	3,069	207,183	59,558
Net change	462,391	368,651	$11,998,756	$9,118,378

5. RETIREMENT PLANS

The Corporation’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Both plans were frozen as of October 1, 2009. Benefits are based on length of service and compensation during the last five years of employment through September 30, 2009, with no additional benefits being accrued beyond that date.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost.

The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Corporation contributed $531,208 to the plans in 2010 and anticipates making contributions of up to $775,000 in 2011.

The Corporation uses a December 31 measurement date for its plans. Details in aggregate for both plans were as follows:

	2010	2009
Change in benefit obligation
Benefit obligation at beginning of year	$5,525,062	$7,832,068
Service cost	—	174,661
Interest cost	259,813	400,099
Actuarial loss	186,725	1,487,915
Benefits paid	(74,025)	(73,574)
Effect of settlement	—	(2,269,245)
Effect of curtailment	—	(2,026,862)
Benefit obligation at end of year	$5,897,575	$5,525,062

	2010	2009
Change in plan assets
Fair value of plan assets at beginning of year	$3,123,331	$4,275,450
Actual return on plan assets	380,529	616,548
Employer contributions	531,208	574,152
Benefits paid	(74,025)	(73,574)
Settlement	—	(2,269,245)
Fair value of plan assets at end of year	$3,961,043	$3,123,331
Funded status	$(1,936,532)	$(2,401,731)

The accumulated benefit obligation for all defined benefit pension plans was $5,897,575 and $5,525,062 at December 31, 2010 and 2009, respectively.

The primary investment objectives of the Corporation’s pension plan assets are to provide capital appreciation, income, and preservation of capital. The plans’ objectives are achieved through a diversified portfolio including common stock of The Adams Express Company, the Corporation’s non-controlling affiliate, and pooled separate accounts (“PSA”). PSAs are made up of a wide variety of underlying investments in equity and fixed income securities. The Corporation’s targeted asset allocation is to maintain approximately 55% of plan assets invested in equity securities and approximately 45% of plan assets invested in fixed income securities. The investment in The Adams Express Company common stock represented 6% of plan assets at December 31, 2010.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The net asset value of a PSA is based on the fair value of its underlying investments. The fair value of the plan assets is determined using various inputs, summarized into the three levels described in footnote 1. The plan assets at December 31, 2010 were classified as follows:

	Level 1	Level 2	Level 3	Total
Equity PSAs	$—	$1,946,796	$—	$1,946,796
Fixed Income PSAs	—	1,769,032	—	1,769,032
Regulated Investment Companies	245,215	—	—	245,215
Total	$245,215	$3,715,828	$—	$3,961,043

Items impacting the Corporation’s earnings were:

	2010	2009
Components of net periodic pension cost
Service cost	$—	$174,661
Interest cost	259,813	400,099
Expected return on plan assets	(163,366)	(196,462)
Prior service cost component	—	11,397
Net loss component	140,335	322,484
Effect of settlement (non-recurring)	—	983,675
Effect of curtailment (non-recurring)	—	50,803
Net periodic pension cost	$236,782	$1,746,657

	2010	2009
Changes recognized in accumulated other comprehensive income
Net gain/(loss)	$30,438	$(1,067,829)
Amortization of net loss	140,335	322,484
Amortization of prior service cost	—	11,397
Effect of settlement (non-recurring)	—	983,675
Effect of curtailment (non-recurring)	—	2,077,665
Change in accumulated other comprehensive income	$170,773	$2,327,392

Accumulated other comprehensive income was comprised of net actuarial losses of $(1,180,099) and $(1,350,872) at December 31, 2010 and 2009, respectively. In 2011, the Corporation estimates that $181,415 of net losses will be amortized from accumulated other comprehensive income into net periodic pension cost.

Assumptions used to determine benefit obligations were:

	2010	2009
Discount rate	5.00%	5.68%
Rate of compensation increase	—	7.00%

The assumptions used to determine net periodic pension cost were:

	2010	2009
Discount rate	5.65%	6.25%
Expected long-term return on plan assets	7.25%	7.25%
Rate of compensation increase	—	7.00%

The assumption used to determine expected long-term return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

The following benefit payments are eligible to be paid in the years indicated:

Pension Benefits
2011	$2,000,000
2012	141,000
2013	130,000
2014	520,000
2015	159,000
Years 2016-2020	2,060,000

The Corporation also sponsors qualified and nonqualified defined contribution plans. The Corporation expensed contributions to the plans in the amount of $92,900 for the year ended December 31, 2010. The Corporation does not provide postretirement medical benefits.

6. EQUITY-BASED COMPENSATION

The Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan. Unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years, however, remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of December 31, 2010, and changes during the year then ended is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2009	19,143	$8.88	2.49
Exercised	(4,322)	8.69	—
Outstanding at December 31, 2010	14,821	$8.03	1.65
Exercisable at December 31, 2010	5,292	$10.22	0.20

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The options outstanding as of December 31, 2010 are set forth below:

Exercise price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$4.50-$5.99	5,185	$4.82	2.00
$6.00-$8.49	864	7.81	1.00
$8.50-$9.99	4,344	9.18	3.00
$10.00-$11.50	4,428	10.69	0.04
Outstanding at December 31, 2010	14,821	$8.03	1.65

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2010 was $77,882.

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, including both performance and nonperformance-based restricted stock. Performance- based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non- employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at December 31, 2010 is 800,691 shares.

A summary of the status of the Corporation’s awards granted under the 2005 Plan as of December 31, 2010, and changes during the year then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2009	34,502	$28.41
Granted:
Restricted stock	12,275	24.43
Restricted stock units	3,600	23.65
Deferred stock units	910	23.23
Vested & issued	(8,523)	27.37
Forfeited	(2,757)	31.34
Balance at December 31, 2010 (includes 25,577 performance-based awards and 14,430 nonperformance-based awards)	40,007	$26.88

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the year ended December 31, 2010 were $154,150. The total compensation costs for restricted stock units granted to non-employee directors for the year ended December 31, 2010 were $82,122. As of December 31, 2010, there were total unrecognized compensation costs of $297,884, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.64 years. The total fair value of shares and units vested and issued during the year ended December 31, 2010 was $205,787.

7. OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the year ended December 31, 2010 to officers and directors amounted to $1,752,437, of which $387,249 was paid as fees to directors who were not officers. These amounts represent the taxable income to the Corporation’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Corporation on the next business day. Cash deposits are placed in a registered money market fund. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At December 31, 2010, the Corporation had no outstanding securities on loan. The Corporation is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. OPERATING LEASE COMMITMENT

The Corporation shares office space and equipment with its non-controlling affiliate, The Adams Express Company, under operating lease agreements expiring at various dates through the year 2016. Rental payments are based on a predetermined cost sharing methodology. The Corporation recognized rental expense of $97,854 in 2010, and its estimated portion of the minimum rental commitments are as follows:

2011	$109,530
2012	110,589
2013	108,318
2014	108,399
2015	108,697
2016	52,264
Total	$597,797

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$26.75	$22.49	$42.99	$36.61	$35.24
Net investment income	0.35	0.28	0.43	0.46	0.47
Net realized gains and increase (decrease) in unrealized appreciation	4.97	5.37	(17.71)	10.37	4.91
Change in accumulated other comprehensive income (note 5)	0.01	0.10	(0.07)	0.00	(0.09)
Total from investment operations	5.33	5.75	(17.35)	10.83	5.29

Less distributions
Dividends from net investment income	(0.32)	(0.37)	(0.38)	(0.49)	(0.47)
Distributions from net realized gains	(0.95)	(1.03)	(2.61)	(3.82)	(3.33)
Total distributions	(1.27)	(1.40)	(2.99)	(4.31)	(3.80)
Capital share repurchases	—	0.02	0.08	0.10	0.15
Reinvestment of distributions	(0.08)	(0.11)	(0.24)	(0.24)	(0.27)
Total capital share transactions	(0.08)	(0.09)	(0.16)	(0.14)	(0.12)
Net asset value, end of year	$30.73	$26.75	$22.49	$42.99	$36.61
Market price, end of year	$27.01	$23.74	$19.41	$38.66	$33.46

Total Investment Return
Based on market price	19.6%	30.3%	(42.2)%	28.9%	15.3%
Based on net asset value	20.8%	26.7%	(39.8)%	31.0%	15.7%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$761,736	$650,718	$538,937	$978,920	$812,047
Ratio of expenses to average net assets	0.64%	0.96%†	0.51%	0.54%	0.60%
Ratio of net investment income to average net assets	1.32%	1.18%†	1.10%	1.12%	1.22%
Portfolio turnover	16.79%	14.35%	16.89%	7.36%	9.95%
Number of shares outstanding at end of year (in 000’s)	24,790	24,327	23,959	22,768	22,181

†	For 2009, the ratios of expenses and net investment income to average net assets were 0.78% and 1.36%, respectively, after adjusting for non-recurring pension expenses as described in footnote 5.

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value (A)
Common Stocks — 96.2%
Energy — 73.5%
Exploration & Production — 22.8%
Anadarko Petroleum Corp.	165,000	$12,566,400
Apache Corp.	175,000	20,865,250
Devon Energy Corp.	110,000	8,636,100
Energen Corp.	200,000	9,652,000
EOG Resources, Inc.	120,000	10,969,200
Forest Oil Corp. (B)	130,000	4,936,100
EQT Corp.	220,000	9,864,800
Newfield Exploration Co. (B)	60,000	4,326,600
Noble Energy, Inc.	240,000	20,659,200
Oasis Petroleum, Inc. (B)	200,000	5,424,000
Occidental Petroleum Corp.	393,700	38,621,970
Pioneer Natural Resources Co.	140,000	12,154,800
QEP Resources, Inc. (with attached rights)	200,000	7,262,000
Southwestern Energy Co. (B)	200,000	7,486,000

		173,424,420

Integrated Oil & Gas — 32.6%
Chevron Corp.	940,000	85,775,000
ConocoPhillips	350,000	23,835,000
Exxon Mobil Corp. (E)	1,313,430	96,038,002
Hess Corp.	250,000	19,135,000
Royal Dutch Shell plc (Class A) ADR	326,682	21,815,824
Total S.A. ADR	29,500	1,577,660

		248,176,486

Pipelines — 2.1%
Spectra Energy Corp.	208,812	5,218,212
Williams Companies, Inc.	450,000	11,124,000

		16,342,212

Services — 16.0%
Baker Hughes, Inc.	112,000	6,403,040
Halliburton Co.	400,000	16,332,000
Nabors Industries Ltd. (B) (D)	520,000	12,199,200
National Oilwell Varco, Inc.	200,000	13,450,000
Noble Corp. (B) (D)	165,000	5,902,050
Schlumberger Ltd.	475,000	39,662,500
Transocean Ltd. (B)	257,953	17,930,313
Weatherford International, Ltd. (B)	450,000	10,260,000

		122,139,103

Basic Materials — 16.4%
Chemicals — 7.3%
CF Industries Holdings, Inc.	13,334	1,802,090
Dow Chemical Co.	600,000	20,484,000
Potash Corporation of Saskatchewan Inc. (D)	94,250	14,592,728
Praxair, Inc. (D)	196,508	18,760,619

		55,639,437

Industrial Metals — 5.4%
Cliffs Natural Resources Inc.	150,000	11,701,500
Freeport-McMoRan Copper & Gold Inc.	247,500	29,722,275

		41,423,775

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2010

	Principal/ Shares	Value (A)
Mining — 3.7%
CONSOL Energy Inc.	46,300	$2,256,662
International Coal Group, Inc. (B)	2,068,283	16,008,510
Massey Energy Co. (D)	180,000	9,657,000

		27,922,172

Utilities — 6.3%
AGL Resources Inc.	147,010	5,270,309
MDU Resources Group, Inc.	375,000	7,601,250
National Fuel Gas Co.	200,000	13,124,000
New Jersey Resources Corp.	290,000	12,501,899
Northeast Utilities	200,000	6,376,000
Questar Corp.	180,000	3,133,800

		48,007,258

Total Common Stocks (Cost $381,295,892)		733,074,863

Short-Term Investments — 3.7%
Time Deposits — 1.3%
Wilmington Trust FSB, 0.90%	$10,024,193	10,024,193

Commercial Paper — 1.9%
HSBC Finance Corp., 0.17%, due 1/5/11	$4,000,000	3,999,924
Societe Generale North America, 0.26%, due 1/12/11	$10,000,000	9,999,206

		13,999,130

Money Market Funds — 0.5%
Fidelity Institutional Money Market-Government Portfolio, 0.04% (C)	23,449	23,449
RBC U.S. Government Money Market (Institutional Class I), 0.09% (C)	3,807,891	3,807,891
Vanguard Federal Money Market, 0.01% (C)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.06% (C)	29,730	29,730

		3,871,070

Total Short-Term Investments (Cost $27,894,393)		27,894,393

Total Investments — 99.9% (Cost $409,190,285)		760,969,256
Cash, receivables, prepaid expenses and other assets, less liabilities — 0.1%		766,247

Net Assets — 100.0%		$761,735,503

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	Presently non-dividend paying.
(C)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(D)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $10,372,885.
(E)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $6,827,000.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

December 31, 2010

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date	Value

COVERED CALLS
500	Massey Energy Co.	$ 55	Jan 11	$(75,500)
1,000	Nabors Industries Ltd.	24	Jan 11	(49,000)
500	Nabors Industries Ltd.	26	Mar 11	(33,000)
400	Noble Corp.	36	Jan 11	(32,400)
58	Potash Corporation of Saskatchewan Inc.	165	Jan 11	(9,106)
193	Praxair, Inc.	100	Jan 11	(3,860)

2,651				(202,866)

COLLATERALIZED PUTS
200	CF Industries Holdings, Inc.	110	Jan 11	(4,200)
200	CF Industries Holdings, Inc.	115	Feb 11	(38,800)
58	Potash Corporation of Saskatchewan Inc.	135	Jan 11	(2,146)
193	Praxair, Inc.	80	Jan 11	(1,930)

651				(47,076)

				$(249,942)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (the “Corporation”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Corporation’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 11, 2011

CHANGES IN PORTFOLIO SECURITIES

During the Three Months December 31, 2010

(unaudited)

	Shares
	Additions	Reductions	Held Dec. 31, 2010
CF Industries Holdings, Inc.	13,334		13,334
Dow Chemical Co.	152,700		600,000
Exxon Mobil Corp.	45,000		1,313,430
National Oilwell Varco, Inc.	4,200		200,000
Newfield Exploration Co.	10,000		60,000
Potash Corporation of Saskatchewan Inc.	35,600	12,600	94,250
Royal Dutch Shell plc (Class A) ADR	3,982		326,682
Weatherford International, Ltd.	150,000		450,000
AGL Resources Inc.		17,990	147,010
CONSOL Energy Inc.		78,700	46,300
Energen Corp.		50,000	200,000
EQT Corp.		30,000	220,000
Freeport-McMoRan Copper & Gold Inc.		27,500	247,500
International Coal Group, Inc.		931,717	2,068,283
Noble Corp.		55,000	165,000
Noble Energy, Inc.		20,000	240,000
QEP Resources, Inc.		20,000	200,000
Questar Corp.		20,000	180,000
Total S.A. ADR		112,500	29,500

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*	Distributions From Net Realized Gains Per Share*	Total Dividends and Distributions Per Share*	Annual Rate of Distribution**
1996	$484,588,990	$19,598,729	$24.73	$23.17	$.55	$.88	$1.43	6.8%
1997	556,452,549	20,134,181	27.64	24.33	.51	1.04	1.55	6.4
1998	474,821,118	20,762,063	22.87	20.42	.52	1.01	1.53	6.5
1999	565,075,001	21,471,270	26.32	21.50	.48	1.07	1.55	7.0
2000	688,172,867	21,053,644	32.69	27.31	.39	1.35	1.74	7.0
2001	526,491,798	21,147,563	24.90	23.46	.43	1.07	1.50	5.6
2002	451,275,463	21,510,067	20.98	19.18	.43	.68	1.11	5.1
2003	522,941,279	21,736,777	24.06	23.74	.38	.81	1.19	5.8
2004	618,887,401	21,979,676	28.16	25.78	.44	.88	1.32	5.4
2005	761,913,652	21,621,072	35.24	32.34	.56	1.22	1.78	5.9
2006	812,047,239	22,180,867	36.61	33.46	.47	3.33	3.80	11.3
2007	978,919,829	22,768,250	42.99	38.66	.49	3.82	4.31	11.6
2008	538,936,942	23,958,656	22.49	19.41	.38	2.61	2.99	8.9
2009	650,718,323	24,327,307	26.75	23.74	.37	1.03	1.40	6.6
2010	761,735,503	24,789,698	30.73	27.01	.32	.95	1.27	5.5

*	Adjusted for 3-for-2 stock split effected in October 2000.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.

PETROLEUM & RESOURCES CORPORATION

(unaudited)

Calendar year- end	Market value of original investment	Cumulative market value of shares from capital gains distributions	Cumulative market value of shares from income dividends	Total market value	Net asset value of total shares
1996	$12,269	$488	$320	$13,077	$13,955
1997	12,883	1,091	622	14,596	16,582
1998	10,813	1,530	811	13,154	14,730
1999	11,385	2,355	1,154	14,894	18,232
2000	14,461	4,041	1,755	20,257	24,248
2001	12,423	4,287	1,787	18,497	19,632
2002	10,156	4,035	1,762	15,953	17,451
2003	12,571	5,750	2,535	20,856	21,138
2004	13,651	7,025	3,177	23,853	26,055
2005	17,125	9,918	4,507	31,550	34,379
2006	17,718	13,520	5,116	36,354	39,777
2007	20,472	19,921	6,451	46,844	52,091
2008	10,278	13,272	3,521	27,071	31,367
2009	12,571	17,797	4,895	35,263	39,733
2010	14,303	21,733	6,133	42,169	47,976

ILLUSTRATION OF AN ASSUMED 15 YEAR INVESTMENT OF $10,000

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1996–2010. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

BOARD OF DIRECTORS

Personal Information	Position Held with the Fund	Term of Office	Length of Time Served	Principal Occupations	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Independent Directors

Enrique R. Arzac, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 69	Director	One Year	Since 1987	Professor of Finance and Economics at the Graduate School of Business, Columbia University, formerly Vice Dean of Academic Affairs.	Two	Director of The Adams Express Company (investment company), Aberdeen Asset Management Funds (6 funds) (investment companies), Credit Suisse Asset Management Funds (“CSAM”) (9 funds) (investment companies), Epoch Holdings Corporation (asset management), Mirae Asset Discovery Funds (6 funds) (investment companies), and Starcomms Plc (telecommunications). In addition to the CSAM funds referred to above, Dr. Arzac served as a director of 4 other funds at CSAM within the past five years.
Phyllis O. Bonanno 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 67	Director	One Year	Since 2003	Retired President & CEO of International Trade Solutions, Inc. (consultants). Formerly, President of Columbia College, Columbia, South Carolina, and Vice President of Warnaco Inc. (apparel).	Two	Director of The Adams Express Company (investment company), Borg-Warner Inc. (industrial), and Mohawk Industries, Inc. (carpets and flooring).
Kenneth J. Dale 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 54	Director	One Year	Since 2008	Senior Vice President and Chief Financial Officer of The Associated Press.	Two	Director of The Adams Express Company (investment company).
Daniel E. Emerson 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 86	Director	One Year	Since 1987	Retired Executive Vice President of NYNEX Corp. (communications), retired Chairman of the Board of both NYNEX Information Resources Co. and NYNEX Mobile Communications Co. Previously, Executive Vice President and Director of New York Telephone Company.	Two	Director of The Adams Express Company (investment company).
Frederic A. Escherich 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 58	Director	One Year	Since 2006	Private Investor. Formerly, Managing Director and head of Mergers and Acquisitions Research and the Financial Advisory Department with JPMorgan.	Two	Director of The Adams Express Company (investment company).
Roger W. Gale, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 64	Director	One Year	Since 2005	President & CEO of GF Energy, LLC (consultants to electric power companies). Formerly, member of management group of PA Consulting Group (energy consultants).	Two	Director of The Adams Express Company (investment company), Ormat Technologies, Inc. (geothermal and renewable energy), and U.S. Energy Association (focused on U.S. and international energy issues).

BOARD OF DIRECTORS (CONTINUED)

Personal Information	Position Held with the Fund	Term of Office	Length of Time Served	Principal Occupations	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Independent Directors (continued)

Thomas H. Lenagh 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 92	Director	One Year	Since 1987	Financial Advisor. Formerly, Chairman of the Board and CEO of Greiner Engineering Inc. (formerly Systems Planning Corp.) (consultants) and Treasurer and Chief Investment Officer of the Ford Foundation (charitable foundation).	Two	Director of The Adams Express Company (investment company), Cornerstone Funds, Inc. (3 funds) (investment companies), and Photonics Product Group, Inc. (crystals).
Kathleen T. McGahran, Ph.D., J.D., C.P.A 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 60	Director	One Year	Since 2003	President & CEO of Pelham Associates, Inc. (executive education), and Adjunct Associate Professor, Tuck School of Business, Dartmouth College. Formerly, Associate Dean and Director of Executive Education and Associate Professor, Columbia University.	Two	Director of The Adams Express Company (investment company).
Craig R. Smith, M.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 64	Director	One Year	Since 2005	President, Williston Consulting LLC (consultants to pharmaceutical and biotechnology industries), and Chief Operating Officer of Algenol Biofuels Inc. (ethanol manufacturing). Formerly, Chairman, President & CEO of Guilford Pharmaceuticals (pharmaceuticals and biotechnology).	Two	Director of The Adams Express Company (investment company), Algenol Biofuels Inc. (ethanol manufacturing), and Depomed, Inc. (specialty pharmaceuticals), and during the past five years also served as a director of LaJolla Pharmaceutical Company.

Interested Director
Douglas G. Ober 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 64	Director, Chairman, President and CEO	One Year	Director since 1989; Chairman of the Board since 1991	Chairman, President and CEO of the Corporation and Chairman and CEO of The Adams Express Company.	Two	Director of The Adams Express Company (investment company).

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

STOCKHOLDER INFORMATION AND SERVICES

WE ARE OFTEN ASKED —

How do I invest in Petroleum & Resources?

Petroleum & Resources Common Stock is listed on the New York Stock Exchange. The stock’s ticker symbol is “PEO” and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company’s INVESTORS CHOICE Plan (see page 23).

Where do I get information on the stock’s price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XPEOX. The week-ending NAV is published on Saturdays in various newspapers.

Petroleum’s daily trading is shown in the stock tables of many daily newspapers, often with the abbreviated form “PetRes.” Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at (800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a “stop transfer” order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder’s name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your interim dividend and year-end distribution checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 23.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Petroleum & Resources?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc., as a gift. How do I go about it?

Giving shares of Petroleum is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

How do I transfer shares held at American Stock Transfer (AST)?

There are many circumstances that require the transfer of shares to new registrations, e.g., marriage, death, a child reaching the age of maturity, or giving shares as a gift. Each situation requires different forms of documentation to support the transfer. You may obtain transfer instructions and download the necessary forms from our transfer agent’s website: www.amstock.com. Click on Shareholder Services, then General Shareholder Information and Transfer Instructions.

STOCKHOLDER INFORMATION AND SERVICES (CONTINUED)

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Corporation (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.

Fees:	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash Investments:

Service Fee $2.50 per investment

Brokerage Commission $0.05 per share

Reinvestment of Dividends*:

Service Fee 2% of amount invested

(maximum of $2.50 per investment)

Brokerage Commission $0.05 per share

Sale of Shares:

Service Fee $10.00

Brokerage Commission $0.05 per share

Deposit of Certificates for safekeeping $7.50

(waived if sold)

Book to Book Transfers Included

To transfer shares to another participant or to a

new participant

* The year-end dividend and capital gain distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

Initial minimum investment (non-holders) $500

Minimum optional investment (existing holders) $50

Electronic Funds Transfer (monthly minimum) $50

Maximum per transaction $25,000

Maximum per year NONE

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

ELECTRONIC DELIVERY OF STOCKHOLDER REPORTS

The Corporation offers stockholders the benefits and convenience of viewing Quarterly and Annual Reports and other stockholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Corporation’s printing and mailing costs. To enroll, please visit the following websites:

Registered stockholders with AST: www.amstock.com/main

Stockholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Corporation also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts a link to its Forms N-Q on its website at: www.peteres.com, under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

ANNUAL CERTIFICATION

The Corporation’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2010 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “About Petroleum & Resources” and “Corporate Information” headings on the website; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation’s actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation’s periodic filings with the Securities and Exchange Commission.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

PETROLEUM & RESOURCES CORPORATION

Board Of Directors

Enrique R. Arzac [2,4] Phyllis O. Bonanno [2,4] Kenneth J. Dale [3,4] Daniel E. Emerson [1,3,5] Frederic A. Escherich [1,4,5]	Roger W. Gale [2,4] Thomas H. Lenagh [2,3] Kathleen T. McGahran [1,3,5] Douglas G. Ober [1] Craig R. Smith [1,3,5]

1. Member of Executive Committee 2. Member of Audit Committee 3. Member of Compensation Committee 4. Member of Retirement Benefits Committee 5. Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer

Nancy J.F. Prue	Executive Vice President

David D. Weaver	Executive Vice President

Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary

Brian S. Hook	Treasurer

Christine M. Sloan	Assistant Treasurer

Geraldine H. Paré	Assistant Secretary

The Corporation

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900        (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Petroleum & Resources Corporation

PETROLEUM & RESOURCES CORPORATION

SEVEN ST. PAUL STREET

SUITE 1140

BALTIMORE, MD 21202

(410)752-5900 OR (800)638-2479

WWW.PETERES.COM

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.peteres.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any of its provisions been granted.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the registrant's audit committee whom the Board of Directors has determined meets such definition is Enrique R. Arzac, who is independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent public accounting firm, PricewaterhouseCoopers LLP, for the audits of the registrant's annual and semi-annual financial statements for 2010 and 2009 were $67,261 and $75,948, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2010 and 2009.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2010 and 2009 were $4,964 and $8,131, respectively.

(d) All Other Fees. The aggregate fees for services rendered to the registrant by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2010 and 2009 were $5,679 and $5,513, respectively, which related to the review of the registrant's procedures for calculating the amounts to be paid or granted to the registrant's officers in accordance with the registrant's cash incentive plan and the 2005 Equity Incentive Compensation Plan, review of the registrant's calculations related to those plans, and preparation of a related report to the registrant's Compensation Committee; and review of the documentation relating to compliance by the registrant's employees and directors with the requirements of the registrant's Code of Ethics pertaining to personal stock trading, and presentation of a related report to the Chief Executive Officer.

(e)	(1)

Audit Committee Pre-Approval Policy. All services to be performed for the registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2010 were pre-approved by the audit committee.

	(2)	Not applicable.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2010 and 2009 were $10,643 and $13,644, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Enrique R. Arzac, Chair, Phyllis O. Bonanno, Roger W. Gale, and Thomas H. Lenagh.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the report to stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

Petroleum & Resources Corporation ("Petroleum") follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Petroleum uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the recommendation of the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to- day operations of the company or concern matters that are more appropriate for global solutions rather than company- specific ones. We consider these proposals on a case-by-case basis but usually are persuaded management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) As of the date of this filing, Douglas G. Ober, Chairman, President and Chief Executive Officer, Nancy J.F. Prue, Executive Vice President, and David D. Weaver, Executive Vice President, comprise the 3 person portfolio management team for the registrant. Mr. Ober has served as portfolio manager for the registrant since 1991, along with Ms. Prue since July 2009, and Mr. Weaver since March 2010. Prior thereto, Ms. Prue served as Vice President from 2005 to July 2009 for the registrant and as Vice President-Research from 1986 to 2005. Mr. Weaver has served as an officer of The Adams Express Company ("Adams"), the registrant's non-controlling affiliate, since January 2007 and a research analyst from 2004 to January 2007. Mr. Ober is the lead member of the portfolio management team. Messrs. Ober and Weaver and Ms. Prue receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of the portfolio managers is required for an investment recommendation to be approved.

(2) As of the date of this filing, Messrs. Ober and Weaver and Ms. Prue also serve on the portfolio management team for Adams, a registered investment company with total net assets of $1,124,671,966 as of December 31, 2010. Mr. Ober is Chairman and Chief Executive Officer of Adams and Mr. Weaver and Ms. Prue serve as President and Executive Vice President, respectively. The registrant is a non-diversified fund focusing on the energy and natural resources sectors and Adams is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio managers' management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and procedures and policies are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) The portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan and its components. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance, with a two-thirds weighting, and individual performance, with a one-third weighting. Target incentives are set annually based on 80% of salary for the Chief Executive Officer and 60% of salary for the Executive Vice Presidents. The fund performance used in determining cash incentive compensation is measured over both a one-year period, accounting for two-thirds of the calculation, and a three-year period, which accounts for one-third. The registrant's total return on net asset value over each of the two periods is used to determine a base percentage of target, which, for 2010, is then adjusted by performance relative to a hypothetical portfolio comprised of an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the S&P 500 Index for 2008, and the first quarter of 2009, and an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the Dow Jones U.S. Basic Materials Index from April 1, 2009 and forward ("Hypothetical Portfolio"). Using these calculations, the cash incentive compensation can range from 0% to a maximum of 200% of the established target. Equity incentive compensation, based on a plan approved by stockholders in 2005 and reapproved in 2010, can take several forms. For 2010, grants of restricted stock were made on January 14, 2010, which vest three years after grant, but only upon the achievement of specified performance criteria. The target number of restricted shares will vest if, on the January 1 prior to the vest date ("measurement date"), the registrant's three year net asset value ("NAV") total return meets or exceeds the three year total return of a performance benchmark comprised of the Hypothetical Portfolio. Depending on the level of registrant's outperformance or underperformance of the performance benchmark on the measurement date, an additional number of shares, a lesser number, or no shares will be earned and will vest.

(4) Using a valuation date of December 31, 2010, Mr. Ober beneficially owns equity securities in the registrant valued over $1,000,000. Ms. Prue beneficially owns equity securities in the registrant valued between $100,001 and $500,000. Mr. Weaver beneficially owns equity securities in the registrant valued between $10,001 and $50,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	---------------------		---------------------	---------------------		---------------------
January 2010	0		$0.00	0		1,187,329
February 2010	0		$0.00	0		1,187,329
March 2010	0		$0.00	0		1,187,329
April 2010	0		$0.00	0		1,187,329
May 2010	0		$0.00	0		1,187,329
June 2010	0		$0.00	0		1,187,329
July 2010	0		$0.00	0		1,187,329
August 2010	0		$0.00	0		1,187,329
September 2010	0		$0.00	0		1,187,329
October 2010	0		$0.00	0		1,187,329
November 2010	0		$0.00	0		1,187,329
December 2010	0		$0.00	0		1,217,002
	---------------------		---------------------	---------------------
Total	0	(1)	$0.00	0	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 10, 2009.

(2.b) The share amount approved in 2009 was 5% of outstanding shares, or 1,187,329 shares.

(2.c) The Plan was set to expire on December 31, 2010, but was extended by the Board on December 9, 2010, authorizing purchases of up to 5% of the outstanding shares, or 1,217,002 shares, through December 31, 2011.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Petroleum & Resources Corporation

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	February 17, 2011

By:	/s/ Brian S. Hook
Brian S. Hook
Treasurer
(Principal Financial Officer)

Date:	February 17, 2011